UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (date of earliest event reported) – December 23, 2009

COOPER-STANDARD HOLDINGS INC.

(Exact name of registrant as specified in its charter)

Delaware	333-123708	20-1945088
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

39550 Orchard Hill Place Drive, Novi, Michigan	48375
(Address of principal executive offices)	(Zip code)

Registrant’s telephone number, including area code (248) 596-5900

Check the appropriate box below in the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (See General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4c))

Item 7.01. Regulation FD Disclosure.

Cooper-Standard Holdings Inc. (the “Company”) is in advanced negotiations with certain of its creditors on the terms of a chapter 11 plan of reorganization that would involve a backstopped rights offering. The Company hopes to complete such negotiations and file a chapter 11 plan of reorganization before the end of January 2010. In connection with discussions with various noteholders, the Company has disclosed certain material nonpublic information, including forward-looking statements, to certain holders of its 7% Senior Notes due 2012 and 8 3/8% Senior Subordinated Notes due 2014 pursuant to the terms and conditions of confidentiality agreements that the Company has entered into with various noteholders. Pursuant to a confidentiality agreement (the “Confidentiality Agreement”) the Company entered into with a particular noteholder (the “Restricted Noteholder”), the Company is required to publicly disclose the material nonpublic information it previously provided to the Restricted Noteholder, so as to release the Restricted Noteholder from trading restrictions resulting from its possession of such material non-public information. The Company is hereby publicly disclosing through this Current Report on Form 8-K such material nonpublic information pursuant to the terms and conditions of the Confidentiality Agreement and in order to comply with Regulation FD.

Attached hereto as Exhibit 99.1 (and incorporated by reference herein) is certain material non-public information, including certain projections and forecasts, disclosed to the Restricted Noteholder pursuant to the Confidentiality Agreement (such information, the “Material Nonpublic Information”). The forecasts and projections contained in the Material Nonpublic Information do not purport to present the Company’s financial condition in accordance with accounting principles generally accepted in the United States. The Company’s independent accountants have not examined, compiled or otherwise applied procedures to the forecasts and projections contained in the Material Nonpublic Information and, accordingly, do not express an opinion or any other form of assurance with respect to such information. The forecasts and projections contained in the Material Nonpublic Information are subjective in many respects and contain numerous estimates and assumptions made by management of the Company with respect to its financial condition, business and industry performance, general economic, market and financial conditions and other matters, all of which are difficult to predict, and many of which are beyond the Company’s control. Accordingly, there can be no assurance that the estimates and assumptions made in preparing the forecasts and projections contained in the Material Nonpublic Information will prove accurate or that the forecasts and projections will be realized. Investors are cautioned that the forecasts and projections contained in the Material Nonpublic Information were prepared as of a date prior to the date hereof using information available at that time and that estimates, assumptions and the results set forth in the forecasts and projections would differ, perhaps materially, in certain respects if prepared with more current information. In addition, it is expected that there will be differences between actual and projected results, and the differences may be material. The disclosure made hereby of the forecasts and projections contained in the Material Nonpublic Information should not be regarded as an indication that the Company or its affiliates or representatives consider the forecasts and projections to be a reliable prediction of future events, and they should not be relied upon as such. Neither the Company nor any of its affiliates or representatives has made or makes any representation to any person regarding the ultimate performance of the Company compared to the forecasts and projections, and none of them undertakes any obligation to publicly update this information to reflect circumstances existing after the date when the forecasts and projections were made or to reflect the occurrence of future events, even in the event that any or all of the estimates or assumptions underlying the forecasts and projections are shown to be in error.

This report on Form 8-K, including the exhibit attached hereto, includes “forward-looking statements” as that term is defined under the Private Securities Litigation Reform Act of 1995. Forward-looking statements include statements concerning the Company’s plans, objectives, goals, strategies, future events, future revenue or performance, capital expenditures, financing needs, plans or intentions relating to acquisitions, business trends, and other information that is not historical information. When used in this report on Form 8-K, including the exhibit attached hereto, the words “estimates,” “expects,” “anticipates,” “projects,” “plans,” “intends,” “believes,” “forecasts,” or future or conditional verbs, such as “will,” “should,” “could,” or “may,” and variations of such words or similar expressions are intended to identify forward-looking statements. All forward-looking statements, including, without limitation, management’s examination of historical operating trends and data are based upon the Company’s expectations and various assumptions. The Company’s expectations, beliefs, and projections are expressed in good faith and the Company believes there is a reasonable basis for them. However, no assurances can be made that these expectations, beliefs and projections will be achieved. Forward-looking statements are not guarantees of future performance and are subject to significant risks and uncertainties that may cause actual results or achievements to be materially different from the future results or achievements expressed or implied by the forward-looking statements. These risks and uncertainties and other important factors include, but are not limited to, those described under the heading “Risk Factors” in the Company’s most recent annual report on Form 10-K under Item 1A of Part 1 and in the Company’s most recent quarterly report on Form 10-Q under Item 1A of Part II, and those described in filings made by the Company with the U.S. Bankruptcy Court for the District of Delaware. There may be other factors that may cause the Company’s actual results to differ materially from the forward-looking statements. All forward-looking statements attributable to the Company or persons acting on its behalf apply only as of the date of this report on Form 8-K, and the date of the exhibit attached hereto, and are expressly qualified in their entirety by the cautionary statements included in this report. The Company undertakes no obligation to update or revise forward-looking statements to reflect events or circumstances that arise after the date made or to reflect the occurrence of unanticipated events.

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits

Exhibit Number	Exhibit Description
99.1	Certain Information Disclosed to the Restricted Noteholder

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COOPER-STANDARD HOLDINGS INC.

/S/ TIMOTHY W. HEFFERON
Timothy W. Hefferon
Vice President, General Counsel & Secretary

Dated: December 23, 2009

EXHIBIT INDEX

Exhibit Number	Exhibit Description
99.1	Certain Information Disclosed to the Restricted Noteholder

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